CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, John L. Keeley, Jr., Principal Executive Officer of the Keeley Funds, Inc. (the "Registrant"), certify to my knowledge that:

1. The Form of the N-CSR of the Registrant (the "Report") for the period ended September 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  December 6, 2006_____
       _____________________
                                                /s/ John L. Keeley, Jr.
                                                ________________________________

                                                John L. Keeley, Jr., President
                                                (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Keeley Funds, Inc. and will be retained by the Keeley Funds, Inc. and furnished to the SEC or its staff upon request.



CERTIFICATION PURSUSANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Emily Viehweg, Principal Financial Officer of the Keeley Funds, Inc. (the "Registrant"), certify to my knowledge that:

1. The Form of the N-CSR of the Registrant (the "Report") for the period ended September 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  December 6, 2006_____
       _____________________
                                                /s/ Emily Viehweg
                                                ________________________________

                                                Emily Viehweg,
                                                Treasurer
                                                (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to the Keeley Funds, Inc. and will be retained by the Keeley Funds, Inc. and furnished to the SEC or its staff upon request.